Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events
Subsequent Events

30. Subsequent Events

        On January 29, 2019, the board of directors of GasLog Partners authorized a unit repurchase programme of up to $25,000 covering the period January 31, 2019 to December 31, 2021. Under the terms of the repurchase programme, GasLog Partners may repurchase common units from time to time, at its discretion, on the open market or in privately negotiated transactions.

        On February 13, 2019, the board of directors declared a quarterly cash dividend of $0.15 per common share payable on March 14, 2019 to shareholders of record as of March 4, 2019.

        On February 20, 2019, GasLog Partners entered into a credit agreement with Credit Suisse AG, Nordea Bank ABP, filial i Norge and Iyo Bank, Ltd., Singapore Branch, each an original lender, of up to $450,000 (the "2019 GasLog Partners Facility"), in order to refinance the existing indebtedness due in November 2019 on five of its vessels. Subsequently on February 20, 2019, the Development Bank of Japan, Inc. entered the 2019 GasLog Partners Facility as lender via transfer certificate. The agreement provides for an amortising revolving credit facility which can be repaid and redrawn at any time for a period of five years. The total available facility amount will be reduced on a quarterly basis, with a final balloon amount payable concurrently with the last quarterly instalment, if any, in February 2024. The vessels covered by the 2019 GasLog Partners Facility are the GasLog Shanghai, the GasLog Santiago, the GasLog Sydney, the Methane Rita Andrea and the Methane Jane Elizabeth. The facility is subject to customary conditions precedent.

        On February 26, 2019, the Partnership entered into a Third Amended and Restated Equity Distribution Agreement to further increase the size of the ATM Programme from $144,000 to $250,000.